FIRST TEAM SPORTS, INC.

                1994 STOCK OPTION AND INCENTIVE COMPENSATION PLAN
                        (As Amended Through May 27, 1998)


         1. Purpose. The purpose of the 1994 Stock Option and Incentive Compensation Plan (the "Plan") of First Team Sports, Inc. (the "Company") is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees, officers, directors, consultants and advisors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company ("Common Stock"), monetary payments or both on terms determined under this Plan.

         2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or by a Committee which may be appointed by the Board from time to time. If the Plan is administered by the Board, each member of the Board shall be a "disinterested person" as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations of the Securities Exchange Act of 1934 (the "1934 Act"), as amended.

         If a Committee is appointed by the Board to administer the Plan, such Committee shall consist solely of two or more directors of the Company who shall be appointed from time to time and serve at the pleasure of the Board. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the 1934 Act. The Board may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. If such Committee is appointed by the Board, the Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members, and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         The Board or the Committee, as the case may be, shall have complete authority to award Incentives under the Plan, to interpret the Plan, to prescribe the form and conditions of the respective agreements (which may vary from participant to participant) evidencing each Incentive awarded under the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Board's or the Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and participants in the Plan. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.


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         3. Participants. The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, consultants and advisors of the Company or its subsidiaries or affiliates to whom Incentives may be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Incentives under the Plan unless such consultant or advisor renders bona fide services to the Company or its subsidiaries or affiliates and such services are not in connection with the offer or sale of securities in a capital raising transaction; and provided, further, that directors who are responsible for the administration of the Plan shall not be eligible to receive Incentives under the Plan except pursuant to Section 11 hereof and to the extent otherwise permitted by Rule 16b-3 of the 1934 Act or any successor provision. Employees, consultants and advisors may be designated individually or by groups or categories (for example, by pay grade) as the Board or the Committee deems appropriate. Participation by officers and directors of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers and directors must be approved by the Board or the Committee, as the case may be. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade), and the authority to designate participants who are not officers or directors and to set or modify such performance objectives may be delegated to such officers of the Company as the Board or the Committee may, from time to time and at its sole discretion, deem appropriate.

         4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-qualified stock options (Section 6 and Section 11); (b) stock appreciation rights ("SARs") (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); (e) performance shares (Section 9); and (f) cash awards (Section
10).

         5.       Shares Subject to the Plan.

                  5.1. Number of Shares. Subject to adjustment as provided in
         Section 12.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed One Million Three Hundred Twenty-five Thousand (1,325,000) shares of Common Stock.

                  5.2. Cancellation. To the extent that cash in lieu of all or a portion of the shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.3, such unissued shares that previously reduced the available number of shares of Common Stock may again be issued under the Plan, either pursuant to stock options, SARs or otherwise. If an SAR is granted with respect to any stock option granted under this Plan, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it is entitled to issue upon the exercise of the SAR or on the exercise of the related option. In the event that a stock option or SAR granted hereunder

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         expires or is terminated or cancelled unexercised as to any shares of
         Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may, to the extent permitted by Rule 16b-3, or any successor provision, of the 1934 Act, again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be cancelled.

         6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Except as provided in this Section 6, each stock option granted by the Board or the Committee, as the case may be, under this Plan shall be subject to such terms and conditions, which may vary from participant to participant, as the Board or the Committee may, in its sole discretion, deem appropriate, including but not limited to the extent to which a stock option may be exercisable (including the participant's right to exercise such stock option upon the participant's, death, disability, retirement or termination of employment or other relationship with the Company or its subsidiaries or affiliates), the manner in which the stock option may be exercised, and the form of agreement that shall evidence the stock option.

                  6.1. Price. The option price per share shall be determined by the Board or the Committee, as the case may be, subject to adjustment under Section 12.6.

                  6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Board or the Committee, as the case may be, subject to adjustment as provided in Section 12.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the participant exercises an SAR if any SAR is granted to the participant in conjunction with or related to the stock option.

                  6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 12.4, the term of each stock option shall be determined by the Board or the Committee, as the case may be, but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Board or the Committee at the time of grant. The Board or the Committee, as the case may be, may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Board or the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the participant at the time of such accrual or at any time or times thereafter during the term of the option.


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                  6.4. Payment of Option Price. The option price per share
         shall, in the sole discretion of the Board or the Committee, be payable in United States dollars upon exercise of a stock option and may be paid by cash, certified check, bank draft, by the delivery of previously acquired shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such stock option is exercised, or in such other manner and subject to such rules as may be adopted by the Board or the Committee from time to time. For purposes of this Section 6.4, "previously acquired shares" shall include shares of Common Stock that are already owned by the participant at the time of exercise.

                  6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as "incentive stock options" (as such term is defined in Section 422 of the Internal Revenue Code of 1986, and the regulations as amended, or any successor provision):

                           (a) Any incentive stock option authorized under the
                  Plan shall contain such terms and conditions, as the Board or the Committee, as the case may be, shall deem advisable, but shall in all events be consistent with and contain such restrictions and limitations as shall be necessary in order to qualify the options as incentive stock options.

                           (b) All incentive stock options must be granted
                  within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders.

                           (c) Unless sooner exercised, all incentive stock
                  options shall expire no later than ten years after the date of grant; provided, however, that incentive stock options granted to a participant who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries or affiliates shall expire no later than five years after the date of grant.

                           (d) To the extent required to qualify the stock
                  option as an incentive stock option, the option price per share for incentive stock options shall not be less than the Fair Market Value of the Common Stock subject to the option on the date of grant; provided, however, that the option price per share for incentive stock options granted to a participant who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries or affiliates shall not be less than 110% of the Fair Market Value of the Common Stock subject to the stock option on the date of grant.

                  6.6 Rights as a Shareholder. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder with respect to shares subject to such option. Except as provided in Section 12.6, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the participant becomes the holder of record of the shares of Common Stock subject to the stock option.


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         7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.3. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Board or the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Except as provided in this Section 7, each SAR granted by the Board or the Committee, as the case may be, under this Plan shall be subject to such terms and conditions, which may vary from participant to participant, as the Board or the Committee may, in its sole discretion, deem appropriate, including but not limited to the extent to which an SAR may be exercisable (including the participant's right to exercise the SAR upon the participant's death, disability, retirement or termination of employment or other relationship with the Company or its subsidiaries or affiliates), the manner in which the SAR may be exercised and the form of agreement that shall evidence the SAR.

                  7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Board or the Committee, as the case may be, subject to adjustment as provided in Section 12.6. In the case of an SAR granted with respect to a stock option granted to the participant, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the participant exercises the related stock option.

                  7.2. Duration. Subject to earlier termination as provided in
         Section 12.4, the term of each SAR shall be determined by the Board or the Committee, as the case may be, but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Board or the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Board or the Committee, as the case may be, may in its discretion accelerate the exercisability of any SAR.

                  7.3. Payment. Subject to the right of the Board or the Committee, as the case may be, to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

                           (a) the number of shares of Common Stock as to which
                  the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the

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                  exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 12.6); by

                           (b) the Fair Market Value of a share of Common Stock
                  on the exercise date.

         In lieu of issuing shares of Common Stock upon a participant's exercise of an SAR, the Board or the Committee, as the case may be, may elect to pay the participant cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued to the participant upon the exercise of an SAR; instead, the participant shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

         8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at such price (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant as determined by the Board or the Committee, as the case may be. Except as provided in this Section 8, the transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to such terms and conditions, which may vary from participant to participant, as the Board or the Committee may, in its sole discretion, deem appropriate, including the form of agreement, if any, that shall evidence the stock award or restricted stock.

                  8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Board or the Committee, as the case may be.

                  8.2. Sale Price. The Board or the Committee, as the case may be, shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

                  8.3. Restrictions. All shares of restricted stock transferred or sold hereunder, including any additional shares of Common Stock received by the participant as the result of any dividend paid on the shares of restricted stock or as the result of any stock split, stock distribution or combination of shares that affects such restricted

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         stock, shall be subject to such restrictions as the Board or the
         Committee, as the case may be, may determine, which may vary from time to time and among participants, including, without limitation, any or all of the following:

                           (a) a prohibition against the sale, transfer, pledge,
                  assignment or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Board or the Committee, as the case may be, shall determine (whether in annual or more frequent installments, upon the participant's death, disability, retirement or termination of employment or other relationship with the Company or its subsidiaries or affiliates, or otherwise);

                           (b) a requirement that the participant forfeit or, in
                  the case of shares sold to the participant, resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or other relationship with the Company or its subsidiaries or affiliates during any period in which such shares are subject to restrictions;

                           (c) such other conditions or restrictions as the
                  Board or the Committee, as the case may be, may deem advisable.

                  8.4. Escrow. In order to enforce the restrictions imposed by the Board or the Committee, as the case may be, pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                  The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1994 Stock Option and Incentive Compensation Plan of First Team Sports, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

                  8.5. End of Restrictions. Subject to Section 12.3, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

                  8.6. Rights as Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.


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                  8.7 Modification of Restrictions. The Board or the Committee,
         as the case may be, may, in its sole discretion, modify the manner in which the prohibition on the sale or other transfer of the shares of restricted stock awarded to the participant may lapse, subject to such limitations as may be imposed by the Rule 16b-3, or any successor provision, of the 1934 Act. Any such modification shall apply only to those shares of Common Stock which are restricted as of the effective date of the modification, and shall be reflected, if deemed appropriate by the Board or the Committee, as the case may be, in an amendment to any agreement with respect to which such modification applies.

         9. Performance Shares. A performance share consists of an award which shall be paid in cash or shares of Common Stock, as described below. Except as provided in this Section 9, each grant of performance shares by the Board or the Committee, as the case may be, under the Plan shall be subject to such terms and conditions, which may vary from participant to participant, as the Board or the Committee may, in its sole discretion, deem appropriate, including the number of performance shares granted to the participant, the valuation of such performance shares, the extent to which such performance shares may become payable or will expire (including the payment or expiration of such performance shares upon the participant's death, disability, retirement, termination of employment or other relationship with the Company or its subsidiaries or affiliates), and the form of agreement that shall evidence the grant of performance shares.

                  9.1. Performance Objectives. Each grant of performance shares will be subject to performance objectives for the Company or one of its operating units, which performance objectives must be achieved by the end of a period specified in the agreement evidencing such grant. Such performance objectives may include business or financial objectives relating to the Company or one of its operating units, whether or not related to any equity security of the Company, and shall be set forth in the agreement evidencing the grant of the performance shares. When establishing such performance objectives, the Board or the Committee, as the case may be, or such other individual to whom such authority has been delegated pursuant to Section 3 of the Plan, may consider the recommendations of management of the Company or its subsidiaries or affiliates. If such performance objectives are achieved, each participant will be paid in shares of Common Stock, cash or any combination thereof as determined by the Board or the Committee, as the case may be, and subject to such rules as the Board or the Committee may adopt from time to time. If such performance objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the agreement evidencing the grant of performance shares.

                  9.2. No Rights as Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to such grant.


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                  9.3. No Adjustments. No adjustment shall be made in
         performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

                  9.4 Amendment of Performance Objectives. The Board or the Committee, as the case may be, may, at any time during the period specified in the agreement evidencing the grant of the performance shares, suspend, modify or terminate the grant of such performance shares or adjust the performance objectives relating to such performance shares upon the occurrence of any extraordinary event which substantially affects the Company or its subsidiaries or affiliates, including, but not limited to, a merger, consolidation, exchange, divestiture (including a spin-off) reorganization or liquidation of the Company or its subsidiary or affiliate, or the sale by the Company or its subsidiary or affiliate of substantially all of its assets and the consequent discontinuance of its business.

         10. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company or its subsidiaries or affiliates. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by the participant. Such performance objectives may include business or financial objectives relating to the Company or one of its operating units, whether or not related to any equity security of the Company, and may be adjusted by the Board or the Committee, as the case may be, upon the occurrence of any extraordinary event which substantially affects the Company or its subsidiaries or affiliates. The amount of any monetary payment constituting a cash award shall be determined by the Board of the Committee, as the case may be, in its sole discretion. Cash awards may be subject to such terms and conditions, which may vary from time to time and among participants, as the Board or the Committee, as the case may be, deems appropriate.

         11.      Options to Non-Employee Directors.

                  11.1 Upon Joining Board. Each person who, after the date this Plan is adopted by the Board of Directors, is elected or appointed for the first time as a director of the Company and who is not an employee of, or a paid consultant or advisor to, the Company or any subsidiary of the Company (a "Non-Employee Director") shall, as of the date of such initial election or appointment to the Board, automatically be granted an option to purchase 7,500 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of such election or appointment. Such option shall be immediately exercisable to the extent of twenty percent (1,500 shares) of the total number of shares subject to such option, and shall be exercisable to the extent of an additional twenty percent (1,500 shares) on each of the first, second, third, and fourth anniversaries of the date of grant.


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                  11.2 Upon Re-election to Board. Each Non-Employee Director who, after the date this Plan is adopted by the Board of Directors, is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 3,000 shares of Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of such re-election or shareholder meeting; provided that a Non-Employee Director who receives an option pursuant to Section 11.1 above shall not be entitled to receive an option pursuant to this Section 11.2 until at least ten months after such Non-Employee Director's initial election to the Board. Options granted pursuant to this Section 11.2 shall be immediately exercisable in full.

                  11.3 General. No director shall receive more than one option to purchase 3,000 shares pursuant to this Section 11 in any one fiscal year. No director shall receive an option under this Section if and to the extent such director receives an option pursuant to Section 19 of the Company's 1987 Stock Option Plan, as amended, in connection with the same election or re-election to the Board. All options granted pursuant to this Section 11 shall be designated as non-qualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of non-qualified options to officers and employees of the Company, except that the option shall expire on the earlier of (i) three months after the optionee ceases to be a director (except by disability or death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event disability or death or a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve months of the disability or death of such Non-Employee Director or on the date on which the option, by its terms expire, whichever is earlier. For purposes of this Section 11, a director's receipt of an annual retainer, per meeting fees, and/or expense reimbursement shall not cause such director to be deemed to be a paid advisor or consultant to the Company for purposes of determining whether such director is a "Non-Employee Director."

         12.      General.

                  12.1. Effective Date. The Plan will become effective upon its adoption by the Board, subject to approval by the shareholders of the Company within twelve months following such adoption. If the Plan is not approved by the shareholders within twelve months after the date of the Plan's adoption by the Board, the Plan shall not be effective for any purpose, and all Incentives awarded under the Plan shall be revoked.

                  12.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or have been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is adopted by the Board.


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                  12.3. Nontransferability of Incentives. No stock option, SAR, restricted stock award or performance share award may be transferred, pledged or assigned by the participant except, in the event of the participant's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by the participant or by his or her guardian or legal representative.

                  12.4. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee, consultant or advisor of the Company or its subsidiaries or affiliates for any reason, including death, any Incentives awarded to the participant may be exercised or shall expire at such times as may be determined by the Board or the Committee, as the case may be, and as set forth in the agreement evidencing the Incentive.

                  12.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  12.6. Adjustment. Unless otherwise provided in the agreement evidencing the grant of the Incentive, in the event of a sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collective referred to as a "transaction") after which the Company is not the surviving corporation, the Board may, in connection with the Board's adoption of the plan for such transaction, in its sole discretion, provide for one or more of the following:

                           (a) The equitable acceleration of the exercisability
                  of any outstanding stock option or SAR, the termination of any restrictions on restricted stock awards, or the adjustment of any performance share objectives;

                           (b) The complete termination of this Plan and the
                  cancellation of outstanding stock options or SARs which are not exercised prior to a date specified by the Board (which date shall give the participant a reasonable period of time in which to exercise the options prior to the effective date of the transaction), the cancellation of any restricted stock awards for which the restrictions have not lapsed, or the cancellation of any performance share awards for which the performance objectives have not yet been achieved;

                           (c) The continuance of the Plan with respect to the
                  exercise of stock options or SARs, the lapse of restrictions on restricted stock awards or the achievement of any performance share objectives which were outstanding as of the date of adoption by the Board of the plan for the transaction, and to provide participants the right to receive an equivalent number of shares of stock of the corporation succeeding the Company or other securities to which the shareholders of the Company may be entitled by reason of such transaction.

                  The grant of any Incentive under this Plan shall not in any way limit the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  In the event of an increase or decrease in the number of shares of Common Stock resulting from any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or the achievement of performance share objectives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives for any grant of performance shares, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Board or Committee, to provide participants with the same relative rights before and after such adjustment. Additional shares of Common Stock which may be credited to such Incentives pursuant to this Section
         12.6 shall be subject to the same terms and conditions that apply to the shares with respect to which the adjustment relates.

                  12.7. Incentive Agreements. The terms of each Incentive shall be stated in an agreement approved by the Board or the Committee, as the case may be. The Board or the Committee may, in its sole discretion, also enter into agreements with participants to reclassify or convert certain outstanding options, within the terms of the Plan, as incentive stock options or as non-qualified stock options, or to eliminate SARs with respect to all or part of such options and any other previously issued options.

                  12.8.    Withholding.

                           (a) The Company shall have the right to withhold from
                  any payments made under the Plan or to collect as a condition of payment, any federal, state or local taxes required by law to be withheld upon the exercise of a stock option, the settlement of an SAR, the grant of a stock award, the lapse of restrictions on a restricted stock award, the payment of any performance share award, or the payment of any cash award. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                           (b) Each Election must be made prior to the Tax Date.
                  The Board or the Committee, as the case may be, may disapprove of any Election, may suspend or terminate the right to make Elections, may provide that the right to make Elections shall not apply with respect to any Incentive and may adopt such rules relating to Elections as it shall deem appropriate. A participant's Election shall be irrevocable.

                           (c) If a participant is an officer or director of the
                  Company within the meaning of Section 16 of the 1934 Act, or any successor provision, then an Election must comply with all of the requirements of the 1934 Act.

                  12.9. No Continued Employment or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company or its subsidiaries or affiliates for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, consultant or advisor, his or her beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company or its subsidiaries or affiliates and any such person.

                  12.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the agreement evidencing such Incentive. Payment of cash may be deferred at the option of the participant if provided in the Incentive and subject to such rules as the Board or the Committee may, in its discretion, adopt from time to time.

                  12.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 12.6, change or impair, without the consent of the recipient, an Incentive previously granted. Notwithstanding the foregoing, no such amendment shall: (a) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) materially increase the benefits that may be granted or that accrue to participants under the Plan, (c) materially modify the requirements as to eligibility for participation in the Plan, or (d) decrease the price at which stock options, SARs or other Incentives may be granted, unless such amendment is approved by the shareholders of the Company.

                  12.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, the restrictions on all shares of restricted stock awards shall lapse immediately, all outstanding options and SARs will become exercisable immediately, and all performance share objectives shall be deemed to be met and payment made immediately, if, subsequent to the date that the Plan is approved by the Board, any of the following events occur:

                           (a) Any person or group of persons, other than the
                  shareholders of record of the Company as of the date this Plan is adopted by the Board, becomes the beneficial owner of 25% or more of any equity security of the Company entitled to vote for the election of directors;

                           (b) A change in the composition of the Board within
                  any consecutive two-year period such that the "Continuing Directors" cease to constitute a majority of the Board. For purposes of this event, the "Continuing Directors" shall mean those members of the Board who either: (i) were directors at the beginning of such two-year period, or (ii) were elected by, or on nominations or recommendations of, at least two-thirds of the then-existing Board members;

                           (c) The consummation of a merger or consolidation
                  (whether or not the Company is the surviving corporation), other than a merger or consolidation in which the holders of the Company's stock immediately prior thereto hold immediately thereafter securities representing more than 70% of the combined voting power of the voting securities of the merged or consolidated entity; or

                           (d) The consummation of a sale or all or
                  substantially all of the Company's assets or a plan of complete liquidation of the Company.

                  For purposes of this Section 12.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of 25% or more of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such, ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (a), the limitations of this Plan shall not become applicable again should the person cease to own 25% or more of any equity security of the Company.

                  A participant shall not be entitled to the immediate acceleration of an Incentive as provided in this Section 12.12 if such acceleration would, with respect to the participant, constitute a "parachute payment" for purposes of Internal Revenue Code Section 280G, or any successor provision. The participant shall have the right to designate those Incentives which would be reduced or eliminated so that the participant will not receive a "parachute payment."

                  Prior to one of the events described in (a), (b) or (c) above, the participant shall have no rights under this Section 12.12, and the Board shall have the power and right, within its sole discretion, to rescind, modify or amend this Section 12.12 without any consent of the participant. In all other cases, and notwithstanding the authority granted to the Board or the Committee, as the case may be, to exercise discretion in interpreting, administering, amending or terminating this Plan neither the Board nor the Committee shall, following one of the events described in (a), (b) or (c) above, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this Section 12.12.

                  12.13 Definition of Fair Market Value. For purposes of the Plan, the "Fair Market Value" of the Company's Common Stock as of any applicable date shall mean: (a) if the Company's Common Stock is reported in the Nasdaq National Market or is listed upon an established exchange or exchanges, the reported closing price of such stock in such Nasdaq National Market or on such stock exchange or exchanges on the date the Incentive is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (b) if the Company's Common Stock is not so reported in the Nasdaq National Market or listed upon an exchange, the average of the closing "bid" and "asked" prices quoted on the Nasdaq Small-Cap Market on the date the Incentive is granted, or if there are no such quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; (c) if the Company's Common Stock is not listed or traded on any securities exchange, the Nasdaq National Market or the Nasdaq Small-Cap Market, the per share value determined by a market maker of the Company's Common Stock on the date the Incentive is granted or, if there is no such market maker, the per share value determined by the Board or the Committee, in its sole discretion, by applying principles of valuation with respect to all such Incentives.